SECURITIES AND EXCHANGE COMMISSION
                       450 Fifth Street, NW
                       Washington, DC  20549

                             FORM 8-K
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                          March 27, 2001
                 (date of earliest event reported)

            WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
             as Depositor and Master Servicer under a
                  Pooling and Servicing Agreement
                     dated as of March 1, 2001
                   providing for the issuance of

                           $960,617,100

                MORTGAGE PASS-THROUGH CERTIFICATES
                           SERIES 2001-2

       Delaware              333-72879           94-2528990
     (State or other       (Commission          (IRS Employer
     jurisdiction of       File Number)         Identification
     Incorporation)                             Number)

                      75 NORTH FAIRWAY DRIVE
                   VERNON HILLS, ILLINOIS  60061

             (Address of principal executive offices)

        Registrant's telephone number, including area code:

                          (847) 549-6500


Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits

                 Exhibit
                 Number

                 23.1      Consent of Ernst & Young LLP

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WASHINGTON MUTUAL MORTGAGE
                                   SECURITIES CORP.

Date: March 27, 2001               By: /s/Thomas G. Lehmann
                                   --------------------------
                                   Thomas G. Lehmann
                                   Vice President and
                                   General Counsel

Exhibit
Number
-------

23.1     Consent of Ernst & Young LLP